June 26, 2020

CONSENT

BY ELECTRONIC TRANSMISSION
Cinedigm Corp.
45 West 36th Street, 7th Floor
New York, NY 10018
Ladies and Gentlemen:

We refer to the Second Lien Loan Agreement, dated as of July 14, 2016 (as amended, amended and restated, supplemented or otherwise modified before the date hereof, the “Second Lien Loan Agreement”), among Cinedigm Corp. (the “Borrower”), certain Lenders, and Cortland Capital Market Services LLC, as Agent. Capitalized terms used and not defined herein shall have the meanings assigned thereto in the Second Lien Loan Agreement.

We request an amendment to the Second Lien Loan Agreement and the related Loan Documents pursuant to which the Maturity Date thereunder would be extended to September 30, 2020.
In addition, at the Borrower’s discretion, (a) if payment in full under the Second Lien Loan Agreement is not made by or on September 30, 2020, the Maturity Date may be extended to March 31, 2021 for an aggregate consent fee of $50,000 to the Lenders payable on October 1, 2020, and (b) if payment in full under the Second Lien Loan Agreement is not made by or on March 31, 2021, the Maturity Date may be extended to June 30, 2021 for an additional aggregate consent fee of $100,000 to the Lenders payable on April 1, 2021 (the “Extension Options”).

Upon payment by Borrower of an aggregate consent fee of $100,000 to the Lenders, Lenders hereby agree that the definition of “Maturity Date” in the Second Lien Loan Agreement shall mean “September 30, 2020” and the Extension Options shall be effective.

This letter agreement is a Loan Document. On and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this letter agreement.

[signature page follows]

Sincerely yours,

CORTLAND CAPITAL MARKET SERVICES LLC, as Agent

By:_/s/ Matthew Trybula_____________
Name: Matthew Trybula
Title: Associate Counsel

AGREED AND ACKNOWLEDGED:

CINEDIGM CORP.

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

ADM CINEMA CORPORATION

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

VISTACHIARA PRODUCTIONS, INC.

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

VISTACHIARA ENTERTAINMENT, INC.

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM ENTERTAINMENT CORP.

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM ENTERTAINMENT HOLDINGS, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM HOME ENTERTAINMENT, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

DOCURAMA, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

DOVE FAMILY CHANNEL, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM OTT HOLDINGS, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM PRODUCTIONS, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

PATRICK O’BRIEN IRA

    By:    /s/ Patrick O’Brien
     Name: Patrick O’Brien
     Title: Beneficiary of the Patrick O’Brien, IRA

CHRIS AND JAMIE MCGURK LIVING TRUST

    By:    /s/ Christopher J. McGurk
    Name: Christopher J. McGurk
    Title: Trustee

UVE Partners LLC

    By:    /s/ Gary Simon
         Name: Gary Simon
         Title: Managing Member

Hudson Asset Partners LC

    By:    /s/ Gary Simon
         Name: Gary Simon
         Title: Manager

    Hedy Kleinman Marital Trust

    By:    /s/ Gary Simon
         Name: Gary Simon
         Title: Trustee

Lotus Investors LLC

    By:    /s/ Gary Simon
         Name: Gary Simon
         Title: Managing Member

HACKETT FAMILY TRUST

    By:    /s/ Terry C. Hackett
         Name: Terry C. Hackett
         Title: Trustee

WOLVERINE FLAGSHIP FUND TRADING
LIMITED, as a Lender

    By:    /s/ Kenneth L. Nadel
         Name: Kenneth L. Nadel
         Title: Authorized Signatory

June 26, 2020

CONSENT

BY ELECTRONIC TRANSMISSION
Cinedigm Corp.
45 West 36th Street, 7th Floor
New York, NY 10018

Ladies and Gentlemen:

We refer to the Second Lien Loan Agreement, dated as of July 14, 2016 (as amended, amended and restated, supplemented or otherwise modified before the date hereof, the “Loan Agreement”), among Cinedigm Corp. (the “Borrower”), certain Lenders, and Cortland Capital Market Services LLC, as Agent. Capitalized terms used and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

Borrower requests an amendment to the Second Lien Loan Agreement and the related Loan Documents pursuant to which the Maturity Date thereunder would be extended to September 30, 2020 for an aggregate consent fee of $100,000 to the Lenders. In addition, at the Borrower’s discretion, (a) if payment in full under the Second Lien Loan Agreement is not made by or on September 30, 2020, the Maturity Date may be extended to March 31, 2021 for an aggregate consent fee of $50,000 to the Lenders payable on October 1, 2020, and (b) if payment in full under the Second Lien Loan Agreement is not made by or on March 31, 2021, the Maturity Date may be extended to June 30, 2021 for an additional aggregate consent fee of $100,000 to the Lenders payable on April 1, 2021 (the “Extension Options”).

The Borrower owns certain ordinary shares of Starrise Media Holdings Limited (the “Starrise Shares”). The Starrise Shares are useful to the Borrower in the ordinary course of business, including to pay trade debt and other expenses and to sell for cash from time to time.

Under Section 6.4 of the Second Lien Loan Agreement, generally, the borrower may not sell, lease, charter, convey, transfer or otherwise dispose of any of its assets or property, with certain exceptions. The use of the Starrise Shares in connection with the Loan Agreement, and for other uses as described above, would violate Section 6.4 of the Second Lien Loan Agreement, and therefore constitute an Event of Default under Section 7.1(c) of the Second Lien Loan Agreement, unless waived or consented to by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders).

Lenders hereby:

1. Consent to the sale and/or transfer of 15,000,000 Starrise Shares for the payment of accounts payable to certain trade vendors and for general corporate purposes of the Borrower in the ordinary course of business.

2. Consent to extend the definition of “Maturity Date” in the Second Lien Loan Agreement shall mean “September 30, 2020” and the Extension Options.

This letter agreement is a Loan Document. On and after the date hereof, each reference in the Second Lien Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Second Lien Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Second Lien Loan Agreement as amended by this letter agreement.

[Signatures follow on the next page.]

Sincerely yours,

CORTLAND CAPITAL MARKET SERVICES LLC, as Agent

By:_/s/ Matthew Trybula_____________
Name: Matthew Trybula
Title: Associate Counsel
AGREED AND ACKNOWLEDGED:

CINEDIGM CORP.
By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

ADM CINEMA CORPORATION

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

VISTACHIARA PRODUCTIONS, INC.

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

VISTACHIARA ENTERTAINMENT, INC.

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM ENTERTAINMENT CORP.

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM ENTERTAINMENT HOLDINGS, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM HOME ENTERTAINMENT, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

DOCURAMA, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

DOVE FAMILY CHANNEL, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM OTT HOLDINGS, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

CINEDIGM PRODUCTIONS, LLC

By___/s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: General Counsel

RONALD L. CHEZ IRA

By:	/s/ Ronald L. Chez
Name:
Title:

4836-1808-7105v.2